Q4 2022 QUARTERLY INVESTOR PRESENTATION EXHIBIT 99

Safe Harbor Statement & Disclosure This presentation includes forward-looking comments subject to important risks and uncertainties. It may also contain financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Refer to Hyster-Yale’s reports filed on Forms 8-K (current), 10-Q (quarterly), and 10-K (annual) for information on factors that could cause actual results to differ materially from information in this presentation and for information reconciling financial measures to GAAP. Past performance may not be representative of future results. Forward-looking information noted in the following slides was effective as of the Company’s most recent earnings release and conference call (February 28, 2023). Nothing in this presentation should be construed as reaffirming or disaffirming the outlook provided as of that date. This presentation is not an offer to sell or a solicitation of offers to buy any of Hyster-Yale’s securities. 2

QUARTERLY OVERVIEW

Our Businesses 4 Hyster-Yale Materials Handling, Inc. (NYSE:HY) is one company with three separately managed businesses F O R E A C H B U S I N E S S Board of Directors  CEO  P&L and balance sheet  Tailored incentive plans Our Attachments Business Bolzoni Our Core Lift Truck Business Hyster-Yale Group Our Fuel Cell Business Nuvera

Supply Chain Constraints abating Cost Inflation rate slowing Key Takeaways – Q4 2022 5 2023 Building on Q4 Momentum Profitable, better-than- expected, Net Income $7.6M ~10% backlog decrease from peak in Q1 2022 Increasing backlog value Avg sales price/backlog unit +34% from Q4’21 Record Quarterly Revenues $985.2M Core Strategies to transform HY’s:  competitiveness  market position  economic performance Strong Results Moderating Headwinds Long-Term Growth Improving Backlog Increasing shipments Improving backlog of higher-margin trucks provide strong 2023 base

Hyster-Yale Materials Handling, Inc. (NYSE:HY) is a leading globally integrated, full-line lift truck manufacturer offering a broad array of solutions aimed at meeting the specific materials handling needs of its customers. Hyster-Yale at a Glance 6 Q4 2022: Lift Truck Bolzoni Nuvera Revenue $938.0 $92.0 $1.3 Operating Profit (Loss) $27.2 $2.0 ($9.3) Adjusted EBITDA(1) $36.8 $5.1 ($9.1) FY 12/31/22: Revenue $3,359.6 $355.7 $3.4 Operating Profit (Loss) ($10.4) $6.2 ($34.3) Adjusted EBITDA(1) $24.3 $18.2 ($33.6) Net Debt at end of period ($480.0) ($13.7) N/A Approximate # of Employees (globally) 6,700 1,300 200 Key Metrics In millions (except employee data) _____________________ (1) Adjusted EBITDA is a non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Appendix starting on page 55. Americas 67.8% EMEA 19.9% JAPIC 7.0% Bolzoni 5.3% Nuvera 0.0% 2022 Sales by Segment ~

872 547 794 975 944 1,010 1,094 1,100 1,182 1,395 1,538 1,507 1,638 2,341 2,266 0 300 600 900 1,200 1,500 1,800 2,100 2,400 2,700 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 LTM Q3 22 CAGR (2004 – 2021) = 7.3% _____________________ Source: ITA. Represents quarterly order intake through Q4 2022. (units in thousands) Global Lift Truck Industry Size* _____________________ Trend line represents 7.3% long-term CAGR Average Industry Size. Source: WITS*. Represents annual order intake through 9/30/22. _____________________ Source: WITS* Orders Reports. * WITS Industry Data reported one quarter in arrears. Lift Truck Industry Q3* 2022 vs Q1 2022, Q2 2022 and Q4 2021 Strong, but Moderating Global Lift Truck Market 7 North America Retail Lift Truck at Trend Line Trend Upper Limit Lower Limit NA - 20,000 40,000 60,000 80,000 100,000 120,000 Q1 72 Q1 74 Q1 76 Q1 78 Q1 80 Q1 82 Q1 84 Q1 86 Q1 88 Q1 90 Q1 92 Q1 94 Q1 96 Q1 98 Q1 00 Q1 02 Q1 04 Q1 06 Q1 08 Q1 10 Q1 12 Q1 14 Q1 16 Q1 18 Q1 20 Q1 22 Q4 22 *

Class 1 Electric 26% Class 2 Electric 15% Class 3 Electric 12% Class 4 ICE 5% Class 5 ICE 42% Europe 30% Americas 22% China 34% Japan 4% Asia-Pacific 7% Middle East & Africa 3% Lift Truck Unit Class Shipments as of 9/30/22 (Industry / HY) 8 Class 1 Electric 23% Class 2 Electric 12% Class 3 Electric 8% Class 4 ICE 9% Class 5 ICE 48% _____________________ Source: Company: LTM 9/30/22 Unit Revenues Industry Units by Geography _____________________ Source: Company: LTM 9/30/22 Units Shipped Note: Units sold direct by SN JV are not included _____________________ Source: WITS*. LTM 9/30/22 Orders Reports. * WITS Industry Data reported one quarter in arrears. _____________________ Source: Internal Company estimates through 9/30/22 HY Lift Truck Unit Revenue by Class HY Lift Truck Units Sold by Geography Industry Unit Revenue by Class Estimated Industry Revenue Mix Americas 58% EMEA 29% Asia- Pacific/ Japan 6% China 7% HY unit sales mix more heavily weighted toward the Americas HY revenue mix weighted toward higher-priced Class 4 & 5 ICE units

Impact of Headwinds on HY are Moderating 9 Supplier component volume shortages Freight costs and constraints Component cost inflation Timing of price increases to match cost increases Potential Headwinds Russia/Ukraine conflict expansion Economic Recessionary Trends Q4 21 Q4 21 Q4 21 Q4 21 Q4 22 Q4 22 Q4 22 Q4 22 Q1 23 Q1 23 Q1 23 Q1 23 Marks progress against headwinds: Q4 21 Q4 22 Q1 23

 Record quarterly consolidated revenues in Q4 2022, up 18.7% versus Q4 2021 due to higher pricing and a favorable sales mix.  Consolidated operating profit and net income increased over Q4 2021, absent 2021 charges, due to higher unit margins. Improved Q4 2022 Consolidated Results versus Q4 2021 10 ________ (1) Q4 2021 operating profit includes $55.6 million goodwill impairment charge; net income includes charge of $19.4 million for valuation allowance. (2) Adjusted EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Appendix starting on page 55. Shipments Revenues Operating Profit Net Income Adjusted EBITDA(2) 400 units 27,100 $985.2M 18.7% $19.8M $7.6M $32.7M $126.8M(1) $110.9M(1) $68.1M

CONSOLIDATED HY HY Q4 2022 Q4 2021 Variance Shipments 27,100 26,700 400 Revenues $985.2 $829.7 $155.5 Gross Profit $146.7 $63.5 $83.2 Operating Expenses ($126.9) ($170.5) $43.6 Operating Profit (Loss) $19.8 ($107.0) $126.8 Net Income (Loss) $7.6 ($103.3) $110.9 Adjusted EBITDA(2) $32.7 ($35.4) $68.1 HY HY SEGMENTS Q4 2022 Q4 2022 Q4 2022 Lift Truck(1) Bolzoni(1) Nuvera(1) Revenues $938.0 $92.0 $1.3 Gross Profit (Loss) $129.2 $19.3 ($1.7) Operating Expenses ($102.0) ($17.3) ($7.6) Operating Profit (Loss) $27.2 $2.0 ($9.3) Adjusted EBITDA(2) $36.8 $5.1 ($9.1) ($ in millions) Results for Q4 2022 Consolidated vs. Q4 2021 11 ________ (1) These entities are presented on a stand-alone basis, and as such, do not sum to the Consolidated financial information. (2) Adjusted EBITDA is a non-GAAP measure and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Appendix starting on page 55. Segment Comments  Price increase benefits drove a 19.7% increase in Lift Truck revenues, far outpacing the modest shipment increase  Lift Truck operating profit significantly ahead of prior year and company expectations despite component shortages and unfavorable currently effects  Bolzoni returned to profitability. Price increase benefits and lower material and manufacturing costs more than offset reduced customer volumes, a loss on sale of a subsidiary and unfavorable currency movements  Nuvera’s loss decreased from Q4 2021 primarily driven by a prior year charge and a modest volume increase ($ in millions)

12 Comparable FY 2023 operating loss versus FY 2022, but enhanced foundation for improved returns Bolzoni Nuvera Expect a significant increase in revenues and a substantial operating profit in 2023 Lift Truck Improving 2023 Outlook Expect increased margins over time and higher operating profit in 2023 versus 2022 Substantial 2023 operating profit and net income expected at Consolidated level **December 31, 2022 and September 30, 2022 Unit Backlogs were reduced by 2,600 units due to suspended orders from Russian dealers which HY currently has no defined fulfillment plans. Average sales price/backlog unit increased by ~ 34% from Q4 ‘21 and ~ 7% from Q3 ’22  Highlights progress made working through lower-margin units Backlog levels will drive future performance and support unit margin expansion $0 $10,000 $20,000 $30,000 $40,000 0 20,000 40,000 60,000 80,000 100,000 120,000 Q4 2021 Q3 2022 Q4 2022 Bookings and BacklogUnits Avg. Sales Price/ Unit Backlog Bookings Backlog Avg. Sales Price/Unit Backlog

Disciplined Approach to Capital Allocation and Cash Usage 13 Return Cash to Stockholders Annual Dividends(1) 2020 2021 2022 $21.3m $1.27/ share $21.6m $1.29/ share $21.8m $1.29/ share (1) Dollars represent total dividends paid during calendar year, while dividend per share represents the annualized dividend rate after May increase in 2021. • Unused Borrowing Capacity of ~$183m and ~$59m in Cash @ 12/31/22 • Managing capital expenditure timing for strategic programs; focusing on strict cost controls • Concentrating on inventory reductions by maximizing utilization of on-hand materials to complete trucks in our backlog before ordering new materials Nuvera Investments to commercialize Nuvera fuel cell technology Bolzoni Expense and capital investments in strategic programs to accelerate growth and enhance margins I N V E S T M E N T S Lift Truck Expense and capital investments in strategic programs to accelerate growth and enhance margins Protecting Liquidity in current environment

Bolzoni Strategic Projects Parts and Service Volume Large Lift Truck Population in Service Volume Economies of Scale Geographic and Product Balance Worldwide Distribution Strength to Drive Market Share Be the Leader in Independent Distribution Provide Lowest Cost of Ownership, while Enhancing Productivity for Customers Be the Leader in the Delivery of Industry- & Customer- Focused Solutions Be the Leader in the Attachments Business Hyster-Yale has five core strategies to drive growth, with each supported by strategic projects Core Strategies Designed to Drive Economic Engine by Increasing Market Share Be a Leader in Fuel Cells & their Applications Lift Truck Strategic Projects Nuvera Strategic Projects Nuvera Bolzoni Lift Truck Business 14

Transformational Projects Create a Strong Long-Term Investment Option 15 • Commercialization of E-45 / E-60 engines globally • Development of larger E125 engine • Commercial Partnerships Bolzoni Transformation Nuvera Transformation Through key strategic projects, HY is transforming its business using an Industry Approach to achieve financial targets Transformation of Global Business Structure • One Company / 3 Brands • Growth Projects for Americas (locally-produced products), EMEA (Smart Products) & JAPIC (Silver Line) • Industry approach Long-term Focused, not Short-term Oriented Transformative Products • Modular & Scalable (1, 2) • Low Intensity (1, 2) Technological Accelerators • Electrification, Fuel Cell, Telemetry, Automation & Web Presence (1, 2) Transformation of Sales Approach • AsOne, HY Impact + HY Flow programs (3) • Industry approach (2) Lift Truck Transformation Legend – Core Strategies 1 - Provide Lowest Cost of Ownership, while Enhancing Productivity for Customers 2 - Be the Leader in the Delivery of Industry- & Customer-Focused Solutions 3 - Be the Leader in Independent Distribution

STRATEGIC PERSPECTIVE

Overview

ICE Units 43% Electric Units 30% Bolzoni 5% Nuvera <1% Aftermarket 15% Service, Rental & Other 7% Overview and Sources of Revenue 2022 Worldwide Sales by Product _____________________ (1) Includes Big Truck sales that represent 9% of total sales. (2) Represents Hyster-Yale North American Lift Truck unit shipments by industry. A leading global lift truck manufacturer 2022 Retail Lift Truck Shipments by End Market (2) Large installed population that drives parts sales ~ 990,000 lift truck units worldwide at 12/31/22 HY sales of ~ 101,800 lift truck units in LTM 12/31/22 ~78,700 units sold – produced in HY plants ~13,200 units sold – produced by HY Maximal ~9,900 units sold – produced by JV or other third parties Additional ~ 8,000 lift truck units sold in 2022 by Sumitomo NACCO (JV partner) (1) National Accounts 26% Independent Dealers 74% 2022 Lift Truck Distribution Channel Mix Food and Beverage 17% Industrials 23% Logistics 23% Retail and Durable Goods 37% 18

Reach Truck Internal Combustion EngineReach Trucks Counterbalance 4-wheel Diesel Forklift Port MachineryICEWarehouse EquipmentElectric Internal Combustion Engine Lithium-Ion Very Narrow Aisle Trucks Full Lift Truck Product Line - Over 600 Different Truck Models Available…. 19 Electric Counterbalanced Rider Trucks Electric Narrow Aisle Trucks Electric Hand Trucks ICE (cushion tire) Internal Combustion Engine (ICE) (pneumatic tire) 3-wheel Electric 4-wheel Electric Stackers Order Pickers CLASS 1 CLASS 2 CLASS 3 CLASS 4 CLASS 5 1.5T to 8.0T 1.5T to 6.0T 1.5T to 8.0T 1.5T to 7.0T 1.5T to 52.0T 1.5T to 5.0T 1.0T to 2.0T 1.0T to 2.0T 1.5T to 45.0T CLASS 1 CLASS 2 CLASS 3 CLASS 5 Empty Container Handler Reach Stacker Rough Terrain Forklift Very Narrow Aisle Truck 3-wheel Hy st er ® & Y al e® ~ 3 60 m od el s HY M ax im al ~ 2 50 m od el s Stacker Pallet Truck Gas & LPG Forklift OTHER End Rider Reach Stackers Big Trucks Laden / Empty Container Handlers Electric CB Warehouse Equipment Note: Approximate model count is as of 12/31/2022 Side Loader

…with a Broad Range of Power Options, Attachments and Solutions 20 Push Pulls Lifting Tables Clamps Multipallets Rotators Sideshifters Fork Positioners Forks 70,000+ assets under management Attachments Solutions Electric Counterbalanced Rider Trucks Electric Narrow Aisle Trucks Electric Hand Trucks Internal Combustion Engine (cushion tire) Internal Combustion Engine (pneumatic tire) CLASS 1, 2 & 3 Fuel Cell Engine LPG, Bi-Fuel, CNG EPA LSI / Stage V Diesel GB III / Stage III Diesel Tier 4 / Stage V CLASS 4 & 5 Power Options Lithium-ion Battery Lead- Acid Battery Note: Approximate assets under management count is as of 12/31/2022

Hyster-Yale has a Global Manufacturing and Sales Footprint Ramos Arizpé, Mexico Fabrication Manufacture Sulligent, Alabama Attachment and Component Manufacture Berea, Kentucky Lift Truck Manufacture Greenville, North Carolina Division Headquarters; Lift Truck Manufacture; Warehouse Development Center Cleveland, Ohio Corporate Headquarters Danville, Illinois Parts Distribution Center Charlotte, North Carolina Experience Center Itu, Brazil Lift Truck Manufacture; Parts Distribution Center Craigavon, N. Ireland Lift Truck Manufacture Nijmegen, Netherlands Lift Truck Manufacture; Big Truck Development Center; Parts Distribution Center Masate, Italy Lift Truck Manufacture; European Warehouse Development Center Shanghai, China Parts Distribution; China Marketing and Administration Center Obu, Japan (JV) Lift Truck Manufacture; Parts Distribution Cavite, Philippines (JV) Fabrication Manufacture Irvine, Scotland European Administration Center Hanoi, Vietnam (JV) Component Manufacture Prospect, Australia Pacific Divisional Headquarters and Sales Office Pune, India Engineering, Supply Chain and Marketing Center Frimley, UK Division Headquarters; Engineering Concept Centre Hefei, China Supply Chain Center Fairview, Oregon Counterbalanced Development Center; Administration Center San Donato, Italy European Offices; Research & Development; Testing Facilities Billerica, Massachusetts Fuel Cell Business Headquarters; Research and Development; Manufacturing and Sales Homewood, Illinois Inventory and Parts; Customer Service and Support Piacenza, Italy Bolzoni Headquarters; Attachment, Lift Table and Fork Manufacture Järvenpää, Finland Attachment Manufacture Salzgitter, Germany Attachment Manufacture Wuxi, China Attachment Manufacture Hebei, China Fork Manufacture Pointe-Claire, Canada Commercial Subsidiary Prestons/Sydney, Australia Commercial Subsidiary Warrington, UK Commercial Subsidiary Montcada/Reixac, Spain Commercial Subsidiary Nozay, France Commercial Subsidiary Prato, Italy Attachment Manufacture Lublin, Poland Commercial Subsidiary Gävle, Sweden Commercial Subsidiary Lift Truck Business locations Fuel Cell Business (Nuvera) locations Attachment Business (Bolzoni) locations Global Headquarters LEGEND: Tyler, Texas HY Telematics Montevrain, France Commercial Offices Frankfurt/Main, Germany Commercial Offices Weeze, Germany Experience & Test Center Hangzhou, China (JV) Lift Truck Manufacture; Parts Distribution; Marketing and Administration Center (Maximal) Singapore Division Headquarters and Retail Dealership Serra, Brazil Future Attachments Manufacture; Sales and Service Tokyo, Japan (JV) Sales Headquarters Clackamas, Oregon Clackamas Test Center 21

EuropeBrazilNorth America Asia/ Pacific (excluding China) China 22 _____________________ Source: WITS. Bookings Reports through 9/30/22. WITS Industry Data reported one quarter in arrears. Lift Truck Market Levels Have Decreased in All Geographic Areas from Peaks in 2021 But Rate of Change is Slowing Global Lift Truck Market Rates of Change through 9/30/22 ( 3 & 12-month rates of change trend)

Industry Lift Truck Market Size Data 23 Lift Truck Market Size Data WITS Orders Basis (1) 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Europe 265,896 278,024 312,455 327,173 380,557 445,583 411,107 222,883 299,387 368,286 North America 147,322 155,191 186,192 198,058 212,953 191,384 159,279 98,338 136,050 169,589 Total Americas 158,388 168,471 206,225 221,155 242,186 234,353 200,178 118,835 180,903 224,501 A/P, China and Japan (1a) 138,452 155,094 185,530 201,062 232,438 271,018 260,246 205,114 314,162 381,795 Global Market 562,736 601,589 704,210 749,390 855,181 950,954 871,531 546,832 794,452 974,582 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022E* Europe 351,441 357,452 387,905 412,642 457,333 509,157 563,573 528,859 502,013 770,751 689,000 North America 181,191 200,939 219,444 235,128 240,836 266,543 276,904 255,241 285,347 458,082 338,200 Total Americas 229,565 252,930 267,546 277,315 280,827 315,395 328,349 306,214 305,748 491,329 419,100 A/P, China and Japan (1a) 363,399 399,395 438,510 409,923 443,938 570,443 646,057 671,803 829,853 1,078,507 984,800 Global Market 944,405 1,009,777 1,093,961 1,099,880 1,182,098 1,394,995 1,537,979 1,506,876 1,637,614 2,340,587 2,092,900 (1) In 2009, Hyster-Yale switched to tracking Industry data on a World Industrial Truck Statistics ("WITS") Orders Basis. WITS statistics began in 2002. (1a) Beginning in 2014 includes India local production Industry forecast (light blue columns) – source: Derived from DRI-WEFA and Oxford Economic Forecasts 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 Europe (FEM/JIVA) (3) 150,250 121,922 135,318 152,667 174,953 176,294 187,902 219,615 227,697 274,681 North America (2) (3) 106,590 120,679 154,167 162,725 152,763 178,456 192,192 197,436 205,033 145,967 Total Americas (2) (3) 114,411 127,308 162,261 171,682 168,170 193,413 207,018 209,843 223,499 161,316 A/P, China and Japan (3) 134,635 123,913 119,733 135,050 148,135 148,441 111,848 104,781 122,354 123,780 2002 2003 2004 2005 2006 2007 2008 2009 Europe (FEM/JIVA) (3) 256,717 263,972 286,546 302,158 337,326 382,047 376,945 201,352 North America (2) (3) 144,529 151,911 182,450 194,475 207,919 185,726 149,863 95,562 Total Americas (2) (3) 156,702 166,328 203,552 218,908 238,141 229,509 192,134 115,752 A/P, China and Japan (3) 129,333 146,334 171,000 195,386 222,074 250,684 257,604 199,159 Non-WITS Prior Year Information: Lift truck market size history – source: Industrial Truck Association, Japan Industrials Vehicle Association ("JIVA"), European Federation of Materials Handling ("FEM"), World Industrial Truck Association (2) Total Americas numbers for 1992-2008 include North America Commercial, Government and Latin America. Prior years are North America Commercial only. (3) Industry information is based upon the reporting basis of each individual region, which varies according to the industry trade groups in that region: Americas - North America & Government - Retail bookings Americas - Latin America - Factory bookings Europe & Japan - Factory shipments A/P & China - Factory bookings *Note: 2022E based on WITS information through 9/30/22. WITS Industry Data reported one quarter in arrears. Class 1 Electric 18% Class 2 Electric 8% Class 3 Electric 45% Class 4 ICE 2% Class 5 ICE 27% _____________________ Source: WITS*. LTM 9/30/22 Orders Reports ICE = Internal Combustion Engine Industry Units by Class

Class 1 Electric 20% Class 2 Electric 7% Class 3 Electric 33% Class 4 ICE 5% Class 5 ICE 35% ____________________ Source: Company: Q4 2022 Units Shipped Note: Units sold direct by SN JV are not included ICE = Internal Combustion Engine Class 1 Electric 21% Class 2 Electric 10% Class 3 Electric 7% Class 4 ICE 8% Class 5 ICE 54% _____________________ Source: Company: Q4 2022 Unit Revenues Americas 59% EMEA 29% Asia-Pacific/ Japan 5% China 7% Americas 58% EMEA 29% Asia-Pacific/ Japan 6% China 7% _____________________ Source: Company: Q4 2022 Units Shipped Note: Units sold direct by SN JV are not included HY Lift Truck Unit Shipments as of 12/31/22 (Quarter & Full Year) 24 Class 1 Electric 20% Class 2 Electric 8% Class 3 Electric 34%Class 4 ICE 5% Class 5 ICE 33% Class 1 Electric 22% Class 2 Electric 11% Class 3 Electric 8% Class 4 ICE 9% Class 5 ICE 50% _____________________ Source: Company: FY 12/31/22 Unit Revenues _____________________ Source: Company: FY 12/31/22 Units Shipped Note: Units sold direct by SN JV are not included ____________________ Source: Company: FY 12/31/22 Units Shipped Note: Units sold direct by SN JV are not included ICE = Internal Combustion Engine HY Quarterly Lift Truck Unit Revenue by ClassHY Quarterly Lift Truck Units by ClassHY Quarterly Lift Truck Units Sold by Geography HY FY Lift Truck Units Sold by Geography HY FY Lift Truck Units by Class HY FY Lift Truck Unit Revenue by Class

Hyster-Yale is Committed to Achieving Its Financial Targets Bolzoni Operating Profit 7% NUVERA • Focus on increasing sales near term • Focus on reducing losses and moving to profitability over time Each of the three businesses has long-term financial objectives 25 Lift Truck Operating Profit 7% ROTCE >20% HY’s Strategic Initiatives and Related Projects Expected to Drive Results to Targets

26 Lift Truck Long-Term Operating Profit Margin Target Target Economics 7.0% FY Operating Profit Margin @ 140,000 unit production Actual Q4 2022 2.9% Actual FY 2022 (0.3%) (0.5%) Maintain discipline as volume increases +2.6%  Improving Production Efficiencies as Supply Chain shortages dissipate  Economies of scale with modular/ scalable products As HY works through low-margin backlog, material cost inflation moderates and supply chain constraints dissipate, Gap to Target Economics are expected to narrow +5.2%  Increasing shipments of higher-margin backlog  Balanced plant production mix Moderating cost inflation Margins +0.9% Volume/Manufacturing Inefficiencies +4.1% Operating expenses (0.9%) Operating Profit Margin

0 10 20 30 40 50 60 70 2019 2020 2021 2022 Estimate 2023 Core Forklift Investments IT Systems Nuvera Bolzoni Capital and R&D Expenditures 27 Cap Ex spend in 2023 estimated to be higher than reduced 2022 spend (to ta l $ in m ill io ns ) C A P I TA L E X P E N D I T U R E S R & D E X P E N D I T U R E S 0 20 40 60 80 100 120 140 2019 2020 2021 2022 Estimate 2023 Core Forklift Nuvera Bolzoni Target R&D spend is 2.5% of revenues (to ta l $ in m ill io ns ) Note: Internal estimates are as of 12/3122 ~30% of HY revenues come from new products released in the past 5 years 3.5% 3.6% 3.5% 2.8% 2.6%

Lift Truck

Primary industry trends are creating significant opportunities to use product and technology development to offer breakthrough solutions Products and Technology 29 Right truck at the right price Right products for low-intensity use Cost of ownership and environment Integrated with focus on productivity Connected with data analytics Operator productivity and safety Operating cost and continuous operations Modular, scalable platforms Low-intensity products Electrification Fuel cells Telemetry Operator assist system (OAS) Automation S T R AT EG I C P R O J EC T S O B J EC T I V E S / B E N E F I T S

Launched in 2022:  Production of New modular 2-3.5 ton Pneumatic ICE trucks for Americas.  Production of additional options for the 2-3.5 modular products for EMEA.  Production of new 4 to 5-ton ICE Hyster® UT and Yale® UX lift trucks for EMEA.  Production of new 5 to 7-ton ICE Hyster® UT and Yale® UX lift trucks for APIC, LAM and Brazil.  Production of 35 to 52-ton Container Handler with new operator compartment and Cummins 12L engine.  Production of localized RS 45 Reach Stacker for AP and China markets.  Additional Li-Ion options across all Warehouse products for EMEA market.  Production of localized 2 to 3-ton Platform Pallet truck for APIC market.  Production of new 1.8 to 5.0-ton Rough Terrain for APIC and Brazil.  Additional Maximal-branded lift trucks for all countries.  Hydrogen-powered Container Handler delivered to Port of LA for testing. Expected in 2023:  Increase production of 2-3.5 ton modular products in the Americas and EMEA.  Launch the 2-3.5 ton modular products in the JAPIC markets.  Upgrade certain warehouse products for the EMEA and Americas markets.  Expand options of low-intensity Hyster® UT, Yale® UX, and Maximal-branded lift trucks for all regions.  Deliver Hydrogen-powered Reach Stacker to Port of Valencia, Spain for testing.  Deliver first hydrogen-powered Terminal Tractor to port in Hamburg, Germany for testing.  Targeted introductions of internally developed, modular automated trucks. HY Product Launches 30 Above list is based on current information and launches could be adjusted based on market conditions 30

Life Cycle Costs 31 *Typical truck cost/hour for 5,000lb North American applications Operator 69% Fuel 11% Finance 9% Service & repair 11% Cost/hour Fleet management Extended warranty Telematics Productivity Ergonomics/ fatigue Auto functions Automated trucks Energy usage Alternative powertrains Internal Combustion Engine to Electric Rider Mode control Typical Truck Cost/Hour* Factors Impacting Low Cost of Ownership Fleet optimization Price management Cost control Residuals

Lift Truck Modular and Scalable Platforms 32 Customers seek efficiency in their operations. Scalable configurations provide optimal solutions. Launching as the Hyster® A Series and the Yale® Series N

Lift Truck Telemetry and Operator Assist System Solutions 33 Telemetry: Data and analysis is becoming increasingly important to operations Telemetry can provide a complete wireless asset management solution • Total cost of operation visibility • Productivity and utilization • Operator performance Operator Assist Systems: Technologically advanced features designed to help reinforce safe and productive truck operation that help customers meet operational challenges

TT Lift Truck Automation Products 34 Horizontal (Balyo) Vertical (JBT) Partner Solutions Customers are seeing great value in operator free, continuous operations HY-automated lift trucks provide an infrastructure independent and flexible solution Modular, Scalable Internally Developed Automation

Objective is to Transform Commercial Competitiveness in an Evolving Market 35 Customer’s Industry Requirements and Toughest Problems to be Solved HY Transformative Solutions Hyster-Yale Evolving Sales Transformation Participation-Focused Sales Management Advanced Selling Systems Industry-Focused Approach Highly Connected Customer Experience 360 Degree Aftersales Solutions

36 Increasing HY engagement in the distribution process to deliver an “As One” customer experience with our dealer partners Independent Dealer Network Drives Competitive Value HY Augmented Sales Efforts Expands Market Participation Scaling Global Distribution to Achieve HY Strategies Enhanced Distribution Capabilities Intended to Increase Competitive Advantage

Distribution Engagement 37 Enhancing performance Dealer Excellence programs Dealer alignment Term-based contracts Hyster-Yale providing additional support ~1,000 global dealer locations ~2,900 application consultants ~12,000 service technicians Independent  Exclusive  Entrepreneurial  Profitable  Committed partner  Dual-line or single Strengthening the distribution footprint Industry-focused sales support Competitor acquisitions In-territory acquisitions Enhanced digital customer experience systems Dealership succession planning

Bolzoni

Strong Base and Opportunities to Leverage Materials Handling Solutions 39 One of the world’s leading manufacturers of lift truck attachments, forks and lift tables, cylinders and transmissions with an extensive product range PORTFOLIO PRODUCTS of the Bolzoni Group(1) Lift tables 3% Attachments 50% Forks 11% Cylinders 12% Transmissions 24% (1) Percentages based on FY 12/31/2022 results.

Bolzoni Core Strategies: Multiple Dimensions of Growth Opportunities 40 BOLZONI Transformation BOLZONI TRANSFORMATION BOLZONI GROWTH AMERICAS & CHINA HY – BOLZONI SYNERGIES TARGET NEW CUSTOMER BOLZONI TECHNOLOGY DRIVEN SOLUTION OEM RELATIONSHIP SILVER LINE LEVERAGE GLOBAL COST SOLUTION BOLZONI FINANCIALS RENTAL & SECOND HAND ATTACHMENTS

Bolzoni Transformation: Increasing Commercial Agilities in the Global Market G R O U P S T R A T E G Y C H A N G E S I N O R G A N I Z A T I O N C H A N G E S I N M A N A G E M E N T P R O C E S S E S Alignment among the companies ONE solid and committed team Fix a common target Share best practices Allocate and coordinate resources where needed New common talent approach Marketing unification Gain speed in the market Key factors to execute a successful BOLZONI 41

Bolzoni Auramo Inc – Sulligent, AL - Growth Drivers in Place A plant to serve the Americas market • Product localization focused on specific local market requirements • Wide-handling attachments range, as well as forks • North America and Latin America market coverage • Expanded manufacturing of cylinders provides opportunity for Americas market 42

Bolzoni China: Growth Drivers in Place Wuxi (Attachments) • Product localization focused on specific local and global market requirements • Competitive pricing and quick delivery time • Improved productivity and efficiency from production process improvements • Silver Line range manufacturing addressed to all markets Hebei (Forks) • Manufactures a complete range of forks for lift trucks, construction and agricultural material handling machines • Fork range includes reach forks and smart-fork solutions • Range developed to meet global market needs • Continuously improving production processes Competitively positions Bolzoni on cost in emerging markets 43

Bolzoni Has a Strong OEM Foundation 44 OEM TOP CUSTOMERS(1)(2) OEM SALES BY REGION(1)(2) OEM SALES BY PRODUCT LINE(1)(2) STRONG AND LONG-TERM RELATIONSHIPS RESULTING IN BUSINESS GROWTH ACROSS ALL REGIONS (1) For the 12 months ended 12/31/22 (2) Excludes cylinder sales to HY OEM 1 31% OEM 2 23% OEM 3 22% OEM 4 14% OEM Other 10% EUROPE 58% AMERICAS 30% JAPIC 12% INTEGRAL SIDE SHIFTERS & CARRIAGES 52% 11% FORKS 31% 6% HOOK-ON SIDE SHIFTERS ATTACHMENTS

Nuvera

Nuvera Is a Transformational Opportunity 46 Leading, Patented Technology Demand Tapered in Short-term Successful Early-Stage Adoption Automated Fuel Cell Stack Assembly Lines for Series Production Expected Transformational Impact on Hyster-Yale Future Profitability Technology Experience • 75+ engineers • 8th generation of Fuel Cell technology • 20+ years of Fuel Cell vehicle integration Application Portfolio • E-45kW & E-60kW Fuel Cell engines SMVIC-certified • First bus with E-series engine MIIT certified • High-efficiency Fuel Cell stacks Intellectual Property • 425+ active patents • Fuel Cell core technology Separate Business Unit • Focus on core product (Fuel Cell Stacks and Engines) • Leveraging Hyster-Yale strengths • Ramping up for growth At a Glance:

Nuvera Has a Distinctive Place Within Hyster-Yale 47 Growing hydrogen fuel cell market provides opportunities for Nuvera to add significant value to HY • Venture business, with strong commercialized products, focusing on gaining sales • Important supplier fit as part of HY’s focus on a broad range of alternative power systems for lift trucks, with a significant market opportunity outside the lift truck market • Key sales and profitability milestones established but timing cannot be predicted with precision • Despite losses, HY believes Nuvera is creating significant value for HY shareholders

Technology: Optimized Fuel Cell Engine Design 48 Embedded controls For ease of integration, reliability, and durability Unique Stack architecture High efficiency and power density Telemetry Effective remote monitoring of FC engine Nuvera® FC Engines enable commercial and industrial vehicle electrification

Nuvera Product Platforms: Comprehensive approach to hydrogen mobility market 49 E-Series Fuel Cell Engines: E-45 and E-60 Easily integrated fuel cell module For medium- and heavy- duty equipment and vehicles EN-125 In development Stacks / Subsystems For OEMs that understand stack deployment Broadly applicable: scalable and modular Nuvera makes FC technology WORK for customers

Nuvera Product Platforms: Integrated service / support to customers 50 Nuvera supports customers along their lengthy hydrogen implementation journey Decision GO ELECTRIC Decision USE FUEL CELLS Decision CHOOSE NUVERA Vehicle Test Electrification Integration Design Demo Vehicle Decision GO TO SERIES VOLUME A minimum of an 18-month process

Product Platforms: Application Focus Markets Capacity Terminal Tractors: Fuel Cell integration (in development) Dannar® Mobile Power Station: FC concept in development Hyster® Toploader: Demo unit H2e Power Bus with OIL India: (in development) ZRHE / KingLong bus: Operational and in Demonstration 51 Devinn Mobile Charger: Fuel Cell Integration Demo Unit  Off-road equipment  Trucks  Buses  Delivery Vans & Commercial Vehicles  Specialty/Utility Vehicles

Nuvera Product Platforms: Integration Partners in Focus Markets 52 Strategic Partnerships Application Development Vehicle Demonstration + Deployment -Dayco (global) -UMS (Europe) -ZRHE (China) -he2 Power (India) -Hyster Yale (Global)

Supply Chain Constraints abating Cost Inflation rate slowing Key Takeaways – Q4 2022 53 2023 Building on Q4 Momentum Profitable, better-than- expected, Net Income $7.6M ~10% backlog decrease from peak in Q1 2022 Increasing backlog value Avg sales price/backlog unit +34% from Q4’21 Record Quarterly Revenues $985.2M Core Strategies to transform HY’s:  competitiveness  market position  economic performance Strong Results Moderating Headwinds Long-Term Growth Improving Backlog Increasing shipments Improving backlog of higher-margin trucks provide strong 2023 base

APPENDIX

Non-GAAP Disclosure 55 Adjusted EBITDA is not a measurement under U.S. GAAP, should not be considered in isolation or as a substitute for GAAP measures, and is not necessarily comparable with similarly titled measures of other companies. Hyster-Yale defines Adjusted EBITDA as the following:  Adjusted EBITDA is defined as income (loss) before Goodwill and fixed asset impairment charges, income taxes and noncontrolling interest plus net interest expense and depreciation and amortization expense For reconciliations from GAAP measurements to non-GAAP measurements, see the following pages.

($ in millions) Year Ended December 31 Qtr. Qtr. Consolidated 2018 2019 2020 2021 2022 12/31/21 12/31/22 Reconciliation of EBITDA Net income (loss) attributable to stockholders $34.7 $35.8 $37.1 $(173.0) $(74.1) $(103.3) $7.6 Goodwill and other intangible assets impairment charges - - - 55.6 - 55.6 - Fixed Asset impairment charges - - - 10.0 - - - Noncontrolling interest (0.4) 0.8 1.4 (10.2) 2.5 (11.5) 0.3 Income tax provision 2.3 11.3 3.7 28.3 9.2 7.8 5.2 Interest expense 16.0 19.8 13.7 15.5 28.4 4.8 9.5 Interest income (2.4) (1.8) (1.4) (0.6) (1.1) (0.3) (0.3) Depreciation and amortization expense 44.0 43.3 42.9 46.2 43.4 11.5 10.4 Adjusted EBITDA $94.2 $109.2 $97.4 $(28.2) $8.3 $(35.4) $32.7 ($ in millions) Year Ended December 31 Qtr. Qtr. Lift Truck 2018 2019 2020 2021 2022 12/31/21 12/31/22 Reconciliation of EBITDA Operating Profit (Loss) $67.5 $85.6 $85.6 $(86.9) $(10.4) $(93.2) $27.2 Goodwill and other intangible assets impairment charges - - - 55.6 - 55.6 - Other income (expense) 11.7 10.9 3.3 7.3 3.7 4.0 2.2 Depreciation and amortization expense 33.5 30.6 30.1 32.3 31.0 7.9 7.4 Adjusted EBITDA $112.7 $127.1 $119.0 $8.3 $24.3 $(25.7) $36.8 Non-GAAP Reconciliation Adjusted EBITDA 56 _____________________ Note: Adjusted EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. Adjusted EBITDA does not represent net income (loss) or operating income (loss), as defined by U.S. GAAP, and should not be considered as a substitute for net income or net loss or operating profit or loss, or as an indicator of operating performance. The Company defines Consolidated Adjusted EBITDA as income (loss) before Goodwill and fixed asset impairment charges, income taxes and noncontrolling interest plus net interest expense and depreciation and amortization expense. The Company defines Adjusted EBITDA for the segments as operating profit (loss) before Goodwill, fixed asset and other intangible assets impairment charges plus other income (expense) and depreciation and amortization expense. Adjusted EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies.

Non-GAAP Reconciliation Adjusted EBITDA continued 57 ($ in millions) Year Ended December 31 Qtr. Qtr. Bolzoni 2018 2019 2020 2021 2022 12/31/21 12/31/22 Reconciliation of EBITDA Operating Profit (Loss) $9.5 $4.7 $1.0 $(1.8) $6.2 $(2.2) $2.0 Other income (expense) (0.3) (0.2) - 0.5 0.3 0.5 0.3 Depreciation and amortization expense 9.7 11.7 11.7 12.7 11.7 3.2 2.8 Adjusted EBITDA $18.9 $16.2 $12.7 $11.4 $18.2 $1.5 $5.1 ($ in millions) Year Ended December 31 Qtr. Qtr. Nuvera 2018 2019 2020 2021 2022 12/31/21 12/31/22 Reconciliation of EBITDA Operating Profit (Loss) $(38.3) $(36.3) $(36.1) $(62.3) $(34.3) $(11.0) $(9.3) Goodwill and other intangible assets impairment charges - - - - - - - Fixed asset impairment charges - - - 10.0 - - - Other income (expense) - 1.3 1.3 4.5 - - - Depreciation and amortization expense 0.8 1.0 1.1 1.2 0.7 0.4 0.2 Adjusted EBITDA $(37.5) $(34.0) $(33.7) $(46.6) $(33.6) $(10.6) $(9.1) _____________________ Note: Adjusted EBITDA in this investor presentation is provided solely as a supplemental disclosure with respect to operating results. Adjusted EBITDA does not represent net income (loss) or operating income (loss), as defined by U.S. GAAP, and should not be considered as a substitute for net income or net loss or operating profit or loss, or as an indicator of operating performance. The Company defines Consolidated Adjusted EBITDA as income (loss) before Goodwill and fixed asset impairment charges, income taxes and noncontrolling interest plus net interest expense and depreciation and amortization expense. The Company defines Adjusted EBITDA for the segments as operating profit (loss) before Goodwill, fixed asset and other intangible assets impairment charges plus other income (expense) and depreciation and amortization expense. Adjusted EBITDA is not a measurement under U.S. GAAP and is not necessarily comparable with similarly titled measures of other companies.

Valuation Approach Should Vary by Business 58 Lift Truck & Attachments Businesses Fuel Cell Business • Mature Cyclical Industry • Market Leading Products and Position • Operating Cash Generation • Value Using Traditional Valuation Model of EBITDA Multiple on a Net Debt Basis Multiple should reflect ROIC levels due to Hyster-Yale’s distribution strategy • Venture / Technology Industry • Distinct Technology / Patents in Fuel Cell • Operating Cash Invested in New Product Commercialization / Ramp Up • Value as Venture Business with Developed Technology Fuel Cell Business